EATON VANCE DIVERSIFIED CURRENCY INCOME FUND
EATON VANCE EMERGING MARKETS LOCAL INCOME FUND
EATON VANCE GLOBAL MACRO ABSOLUTE RETURN FUND
EATON VANCE GLOBAL MACRO ABSOLUTE RETURN ADVANTAGE FUND
EATON VANCE STRATEGIC INCOME FUND
Supplement to Prospectus dated March 1, 2012

1.  The following replaces the first paragraph in “Overview.” under “Investment Objectives & Principal Policies and Risks”:

Overview.  Strategic Income Fund seeks to achieve its investment objective primarily by allocating its assets among registered investment companies managed by Eaton Vance and its affiliates, including the Portfolios, that invest in various asset classes, but also may invest in securities and other instruments directly.  Strategic Income Fund invests at least 25% of its net assets in Global Macro Portfolio and/or Global Macro Absolute Return Advantage Portfolio. Strategic Income Fund (either directly or indirectly through other Eaton Vance funds) is permitted to engage in the investment practices described below.  A listing of the Eaton Vance funds and their prospectuses may be found on the Eaton Vance website (www.eatonvance.com).  Strategic Income Fund posts information about the allocation of its assets to the Eaton Vance website periodically.

March 13, 2012